SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934






         Date of report (Date of earliest event reported)   October 27, 1997



                                THE TALBOTS, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



    Delaware                     1-12552                    41-1111318
    --------                     -------                    -----------
(State or Other Jurisdiction    (Commission               (I.R.S. Employer
    of Incorporation)            File Number)              Identification No.)



175 Beal Street, Hingham, Massachusetts      02043
---------------------------------------      -----
(Address of Principal Executive Offices)     (Zip Code)



Registrant's telephone number, including area code (781)749-7600



                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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INFORMATION TO BE INCLUDED IN THE REPORT



Item 7.  Exhibits.

The following exhibit is filed as part of this Report:



Exhibit
-------

10.50      Employment Agreement dated as of October 27, 1997 (M. Shulman)

                                    SIGNATURE


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 12, 1997


                                      THE TALBOTS, INC.



                                      By:   /S/ EDWARD L. LARSEN
                                         -----------------------------------
                                         Edward L. Larsen
                                         Senior Vice President, Finance, and
                                         Chief Financial Officer and Treasurer

                                  EXHIBIT INDEX

(10)     Material Contracts

           10.50  Employment Agreement dated as of October 27, 1997 (M. Shulman)